EXHIBIT 99.1

Investors Title Company Announces Third Quarter 2007 Results

CHAPEL HILL, N.C., Nov. 5, 2007 (PRIME NEWSWIRE) -- J. Allen Fine, Chairman of Investors Title Company (Nasdaq:ITIC), announced that for the third quarter ended September 30, 2007, the Company reported net income of $3,857,892, an increase of 5.1% compared with $3,672,069 for the same three-month period in 2006. Net income per diluted share equaled $1.54, an increase of 6.9% compared with $1.44 per diluted share in the same period last year. Net premiums written increased 4.1% to $18,994,453, investment income increased 25.6% to $1,301,878 and revenues increased 6.2% to $23,058,983 compared with the prior year period.

For the nine-month period ended September 30, 2007, the Company reported net income of $7,334,255, a decrease of 32.5%, compared with $10,862,547 for the same nine-month period in 2006. Diluted earnings per share were $2.91, a decrease of 31.2% compared with $4.23 for the same nine-month ended period in 2006. Net premiums written increased 0.8% to $54,413,174, investment income increased 23.4% to $3,783,240 and revenues increased 0.7% to $65,500,285 compared with the prior year.

For the quarter, an increase in premiums through agents along with a higher level of investment income positively impacted our operating results. Also favorably impacting net income was a lower effective tax rate resulting from a higher mix of tax-exempt income relative to taxable income. Offsetting these items were lower revenues from our tax-deferred exchange subsidiary and an increase in the claims provision.

President Fine added, "We are pleased with the Company's performance this quarter in an increasingly challenging operating environment. Title premiums trended lower over the course of the quarter along with declining real estate activity. While continuing to search for opportunity to profitably expand, we are maintaining our focus on cost control and improving efficiency."

Investors Title Company is engaged through its subsidiaries in the business of issuing and underwriting title insurance policies. The Company also provides services in connection with tax-deferred exchanges of like-kind property and investment management services to individuals, companies, banks and trusts.

The Investors Title Company logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=3951

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include any predictions regarding activity in the U.S. real estate market. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from anticipated and historical results. For more details on risk, uncertainties and other factors that could affect expectations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission.

            Investors Title Company and Subsidiaries
               Consolidated Statements of Income
                  September 30, 2007 and 2006
                           (Unaudited)

                         For The Three              For The Nine
                          Months Ended              Months Ended
                          September 30              September 30
                   ------------------------- -------------------------
                        2007         2006         2007         2006
                        ----         ----         ----         ----
 Revenues:
  Underwriting income:
   Premiums
    Written        $ 19,035,187 $ 18,347,342 $ 54,625,924 $ 54,315,786
   Less-premiums
    for
    reinsurance
    ceded                40,734      104,666      212,750      317,893
                     ----------   ----------   ----------   ----------
    Net premiums
     written         18,994,453   18,242,676   54,413,174   53,997,893
  Investment
   income-interest
   and dividends      1,301,878    1,036,155    3,783,240    3,064,905
  Net realized
   gain (loss)
   on sales of
   investments          521,008      (55,930)     887,211      488,527
  Exchange
   services
   revenue            1,042,311    1,604,992    3,157,873    4,541,081
  Other               1,199,333      894,441    3,258,787    2,935,397
                     ----------   ----------   ----------   ----------
   Total Revenues    23,058,983   21,722,334   65,500,285   65,027,803
                     ----------   ----------   ----------   ----------
 Operating Expenses:
  Commissions to
   agents             7,460,574    6,796,146   22,038,866   20,368,864
  Provision for
   claims             2,363,841    1,992,901    8,525,279    5,878,592
  Salaries,
   employee
   benefits and
   payroll taxes      5,136,337    4,918,008   15,501,851   14,865,309
  Office
   occupancy and
   operations         1,284,093    1,234,013    4,173,117    3,917,797
  Business
   development          478,397      552,401    1,558,313    1,581,132
  Filing fees
   and taxes,
   other than
   payroll and
   income               177,917      196,639      469,585      490,346
  Premium and
   retaliatory
   taxes                341,750      396,851    1,178,932    1,067,461
  Professional
   and contract
   labor fees           606,308      555,189    2,077,458    1,904,933
  Other                 266,874      105,087      767,629      569,822
                     ----------   ----------   ----------   ----------
   Total
    Operating
    Expenses         18,116,091   16,747,235   56,291,030   50,644,256
                     ----------   ----------   ----------   ----------
  Income Before
   Income Taxes       4,942,892    4,975,099    9,209,255   14,383,547
                     ----------   ----------   ----------   ----------
  Provision For
   Income Taxes       1,085,000    1,303,030    1,875,000    3,521,000
                     ----------   ----------   ----------   ----------
  Net Income       $  3,857,892 $  3,672,069 $  7,334,255 $ 10,862,547
                     ==========   ==========   ==========   ==========
  Basic Earnings
   Per Common
   Share           $       1.56 $       1.46 $       2.95 $       4.29
                     ==========   ==========   ==========   ==========
  Weighted
   Average
   Shares
   Outstanding -
   Basic              2,480,951    2,517,691    2,488,287    2,534,883
                     ==========   ==========   ==========   ==========
  Diluted
   Earnings Per
   Common Share    $       1.54 $       1.44 $       2.91 $       4.23
                     ==========   ==========   ==========   ==========
  Weighted
   Average
   Shares
   Outstanding -
   Diluted            2,506,949    2,550,607    2,520,383    2,569,585
                     ==========   ==========   ==========   ==========

                Investors Title Company and Subsidiaries
                       Consolidated Balance Sheets
            As of September 30, 2007 and December 31, 2006
                              (Unaudited)

                              September 30, 2007   December 31, 2006
                              ------------------   -----------------

 Assets
  Investments in securities:
   Fixed maturities:
    Held-to-maturity, at
     amortized cost           $        1,052,204   $       1,195,617
    Available-for-sale, at
     fair value                      102,528,677         101,954,292
   Equity securities,
    available-for-sale at
    fair value                        13,888,652          12,495,923
   Short-term investments              9,474,707           4,460,911
   Other investments                   1,654,542           1,473,303
                              ------------------   -----------------
    Total investments                128,598,782         121,580,046

   Cash and cash equivalents           2,855,600           3,458,432

   Premiums and fees
    receivable, net                    7,704,503           6,693,706
   Accrued interest and
    dividends                          1,157,567           1,336,790
   Prepaid expenses and
    other assets                       2,135,769           1,479,366
   Property acquired in
    settlement of claims                 294,538             303,538
   Property, net                       5,490,451           6,134,304
   Deferred income taxes,
    net                                1,875,142           2,530,196
                              ------------------   -----------------
 Total Assets                 $      150,112,352   $     143,516,378
                              ==================   =================
 Liabilities and Stockholders'
  Equity
 Liabilities:
  Reserves for claims         $       38,577,000   $      36,906,000
  Accounts payable and
   accrued liabilities                10,207,584          10,537,992
  Commissions and
   reinsurance payables                  273,187             470,468
  Current income taxes
   payable                                    --             326,255
                              ------------------   -----------------
   Total liabilities                  49,057,771          48,240,715
                              ------------------   -----------------
 Stockholders' Equity:
   Common stock - no par value
    (shares authorized 10,000,000;
     2,482,472 and 2,507,325 shares
     issued and outstanding 2007
     and 2006, respectively, excluding
     291,676 shares for 2007 and
     2006 of common stock held by the
    Company's subsidiary)                      1                   1
  Retained earnings                   97,531,759          92,134,608
  Accumulated other
   comprehensive income                3,522,821           3,141,054
                              ------------------   -----------------
   Total stockholders'
    equity                           101,054,581          95,275,663
                              ------------------   -----------------
  Total Liabilities and
   Stockholders' Equity       $      150,112,352   $     143,516,378
                              ==================   =================

                 Investors Title Company and Subsidiaries
                       Net Premiums Written By State
                      September 30, 2007 and 2006
                               (Unaudited)

               For the Three Months Ended    For the Nine Months Ended
                    September 30                    September 30
               --------------------------    -------------------------
  State                2007         2006         2007         2006
  ---------------------------------------   --------------------------
  Alabama       $    106,753 $    185,318 $    397,431 $    759,499
  Florida            116,530      359,531    1,406,575      965,822
  Illinois           431,878      291,810    1,281,366      819,718
  Kentucky           654,399      618,829    1,879,543    1,775,866
  Maryland           340,011      344,598      937,203    1,126,272
  Michigan           771,564      825,711    2,349,750    2,584,541
  Minnesota          131,796      200,469      401,013      842,538
  Mississippi        204,671      225,319      739,748      526,996
  Nebraska           176,385      172,005      553,477      503,451
  New York           641,631      602,667    1,807,065    1,815,458
  North Carolina   9,733,783    9,185,274   26,865,540   27,400,208
  Pennsylvania       409,063      373,498    1,141,953    1,100,005
  South Carolina   2,177,495    2,045,816    5,751,099    4,984,670
  Tennessee          652,157      686,497    2,034,008    1,967,589
  Virginia         1,713,647    1,515,282    4,846,803    5,087,324
  West Virginia      531,815      577,884    1,545,567    1,673,725
  Other              241,609      135,101      676,116      373,945
                  ----------   ----------   ----------   ----------
   Direct
    Premiums      19,035,187   18,345,609   54,614,257   54,307,627
  Reinsurance
   Assumed                --        1,733       11,667        8,159
  Reinsurance
   Ceded             (40,734)    (104,666)    (212,750)    (317,893)
                  ----------   ----------   ----------   ----------
   Net Premiums
    Written     $ 18,994,453 $ 18,242,676 $ 54,413,174 $ 53,997,893
                  ==========   ==========   ==========   ==========

                     Investors Title Company and Subsidiaries
                    Net Premiums Written By Branch and Agency
                           September 30, 2007 and 2006
                                      (Unaudited)

         For The Three Months Ended         For The Nine Months Ended
                September 30                      September 30
 -------------------------------------- -------------------------------
            2007%     2006%     2007%    2006%
 -------------------------------------- -------------------------------
 Branch $ 8,310,859  44 $ 8,602,081 47  $23,351,770  43 $25,333,046  47
 Agency $10,683,594  56 $ 9,640,595 53  $31,061,404  57 $28,664,847  53
        ------------------------------- -------------------------------
 Total  $18,994,453 100 $18,242,676 100 $54,413,174 100 $53,997,893 100
        =============================== ===============================

CONTACT:  Investors Title Company
          Elizabeth B. Lewter
          (919) 968-2200